HOUSTON CASUALTY COMPANY
Houston, Texas

THIS IS A CLAIMS MADE EXCESS POLICY WHICH APPLIES ONLY TO CLAIMS FIRST MADE AGAINST THE INSUREDS DURING THE POLICY PERIOD. THE LIMITS OF LIABILITY AVAILABLE TO PAY DAMAGES OR SETTLEMENTS WILL BE REDUCED, AND MAY BE EXHAUSTED, BY THE PAYMENT OF DEFENSE EXPENSES.

DECLARATIONS

EXCESS INDEMNITY POLICY

POLICY NUMBER: 24-MG-10-A10265 RENEWAL OF: 24-MG-09-A9778

ITEM 1. **INSURED:** Fidelity Equity and High Income Funds
82 Devonshire Street, F3D
Boston, MA 02109

ITEM 2. **POLICY PERIOD:**
(a) Inception Date: 7/1/2010
(b) Expiration Date:7/1/2011
at 12:01 a.m. at the Principal Address stated in ITEM 1.

ITEM 3. **LIMIT OF LIABILITY (INCLUSIVE OF DEFENSE EXPENSES):**
$8,000,000 Limit of Liability part of $50,000,000 excess of $100,000,000 Underlying Limits

ITEM 4. **SCHEDULE OF UNDERLYING INSURANCE:**
See attached Schedule of Underlying Insurance

ITEM 5. **PREMIUM:** $27,704.00

ITEM 6. **NOTICES REQUIRED TO BE GIVEN TO INSURER MUST BE ADDRESSED TO:**
HCC GLOBAL FINANCIAL PRODUCTS, LLC
8 Forest Park Drive
Farmington, CT 06032
Attention: Claims Manager

ITEM 7. **ENDORSEMENTS ATTACHED AT ISSUANCE:**
994-902 994-911 994-915 994-917 994-9006 80016

IN WITNESS WHEREOF, the Insurer has caused this Policy to be signed on the Declarations Page by its President, a Secretary and a duly authorized representative of the Insurer.

Secretary President Authorized Representative

Date: February 28, 2011

ENDORSEMENT NUMBER: 1

PRIOR ACTS EXCLUSION

To be attached to and made a part of Policy No. 24-MG-10-A10265, issued to Fidelity Equity and High Income Funds by Houston Casualty Company.

In consideration of the premium charged, and notwithstanding anything in this Policy to the contrary, the Insurer will not be liable to make any payment in connection with any claim arising out of, based upon or attributable to any Wrongful Act (as defined in the Primary Policy stated in ITEM 4 of the Declarations) committed or allegedly committed prior to 8/01/2008.

All other terms, conditions and limitations of this Policy will remain unchanged.

Complete the following only when this endorsement is not prepared with the Policy or is not to be effective with the Policy.

Effective date of this endorsement:

By: ______________________________
Attorney-in-Fact

ENDORSEMENT NUMBER: 2

TIE-IN OF LIMITS ENDORSEMENT (AGGREGATE)

To be attached to and made a part of Policy No. 24-MG-10-A10265, issued to Fidelity Equity and High Income Funds by Houston Casualty Company.

In consideration of the premium charged, it is agreed that:

(1) For purposes of this endorsement, the term "Other Policy" means Policy Number 24-MG-10-A10266 issued by the Insurer (or an affiliate of the Insurer).

(2) Notwithstanding anything to the contrary in this Policy or the Other Policy, the Insurer's combined maximum aggregate limit of liability under this Policy and the Other Policy shall be $8,000,000. Accordingly, the Insurer's limit of liability under this Policy shall be reduced, and may be exhausted, by actual payments made by the Insurer under the Other Policy, and the Insurer's limit of liability under the Other Policy shall be reduced, and may be exhausted, by actual payments made by the Insurer under this Policy.

(3) Nothing in this endorsement is intended, nor shall it be construed, to increase the limit of liability under this Policy (which shall remain the amount set forth in ITEM 3 of the Declarations) or the limit of liability under the Other Policy.

All other terms, conditions and limitations of this Policy will remain unchanged.

Complete the following only when this endorsement is not prepared with the Policy or is not to be effective with the Policy.

Effective date of this endorsement:

By:____________________________
Attorney-in-Fact

ENDORSEMENT NUMBER: 3

SERVICE OF SUIT

To be attached to and made a part of Policy No. 24-MG-10-A10265, issued to Fidelity Equity and High Income Funds by Houston Casualty Company.

In consideration of the premium charged it is hereby agreed and understood that pursuant to any statute of any state, territory or district of the United States which makes provision therefore, the Insurer hereby designates the Commissioner Superintendent, or Director of Insurance or other officer specified for that purpose in the statute, and his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted in any court of competent jurisdiction by or on behalf of the **Insured** or any beneficiary hereunder arising out of this contract of insurance, and hereby designates The Claims Manager, HCC Global Financial Products, LLC., 8 Forest Park Drive, Farmington, CT 06032, as the entity to whom said officer is authorized to mail such process or a true copy thereof.

All other terms, conditions and limitations of this Policy will remain unchanged.

Complete the following only when this endorsement is not prepared with the Policy or is not to be effective with the Policy.

Effective date of this endorsement:

By: ______________________________
Attorney-in-Fact

ENDORSEMENT NUMBER: 4

SCHEDULE OF UNDERLYING INSURANCE

To be attached to and made a part of Policy No. 24-MG-10-A10265, issued to Fidelity Equity and High Income Funds by Houston Casualty Company.

In consideration of the premium charged it is hereby agreed and understood that the Schedule of Underlying Insurance on the Declarations page is amended to read as follows:

	Insurer	**Policy Number**	**Limit of Liability**
Primary	National Union Fire Insurance Company of Pittsburgh, PA	01-986-29-38	$15,000,000
1st Excess	Westchester Fire Insurance Co.	DOX G21661612 005	$10,000,000
2nd Excess	Everest National Insurance Co.	FL5D00012-101	$10,000,000
3rd Excess	ICI Mutual Insurance Company	87153310B	$15,000,000
4th Excess	Endurance Specialty Ins., Ltd.	P006738005	$15,000,000
5th Excess	St. Paul Mercury Insurance Co.	469PB0983	$10,000,000
6th Excess	Continental Insurance Co.	287042220	$10,000,000
7th Excess	AXIS Insurance Company	MBN727586/01/2010	$ 5,000,000 part of $15,000,000
Quota Share	Starr Indemnity & Liability Co	SISIXFL21025310	$10,000,000 part of $15,000,000
8th Excess	Lloyd's of London	B080113016P10	$ 6,000,000 part of $50,000,000
Quota Share	Catlin Specialty Insurance Co.	XSP-92187-0710	$ 5,000,000 part of $50,000,000
	Chartis Excess Limited	33089944	$ 6,000,000 part of $50,000,000
	Federal Insurance Company	82047565	$ 5,000,000 part of $50,000,000
	National Casualty Company	XMO 1000023	$10,000,000 part of $50,000,000
	Twin City Fire Insurance Co.	FI 0252161-10	$10,000,000 part of $50,000,000

All other terms, conditions and limitations of this Policy will remain unchanged, including but not limited to the maximum aggregate **Limit of Liability** set forth in ITEM 3. of the Declarations.

Complete the following only when this endorsement is not prepared with the Policy or is not to be effective with the Policy.

Effective date of this endorsement:

By: __________________________
Attorney-in-Fact

ENDORSEMENT NUMBER: 5

TREATMENT OF INSUREDS' PAYMENTS AS REDUCING OR EXHAUSTING UNDERLYING LIMIT

To be attached to and made a part of Policy No. 24-MG-10-A10265, issued to Fidelity Equity and High Income Funds by Houston Casualty Company.

In consideration of the premium charged, it is agreed that:

(1) Notwithstanding anything in the Policy to the contrary:

(a) If an issuer of a policy of **Underlying Insurance** becomes financially insolvent or bankrupt and, solely as a result of such financial insolvency or bankruptcy, fails to pay covered loss under such policy, and if the **Insureds** actually make payment for part or all of such loss, then the Insurer will treat such payment by the **Insureds** as if it had been made by such issuer for purposes of determining reduction or exhaustion (as the case may be) of such policy's limit of liability.

(b) If an issuer of a policy of **Underlying Insurance** fails to pay covered loss under such policy for any reason other than such issuer's financial insolvency or bankruptcy, then the Insurer will treat the **Insureds'** actual payment of such loss as if it had been made by such issuer for purposes of determining reduction or exhaustion (as the case may be) of such policy's limit of liability, but only if the **Insureds**:

(i) promptly notify the Insurer that the **Insureds** intend to make such payment; and

(ii) obtain the Insurer's written consent before making such payment, which consent will not be unreasonably withheld.

(2) In no event shall any failure to pay on the part of an issuer of **Underlying Insurance** cause the Insurer to be liable under this Policy earlier or to any greater extent than the Insurer would have been if such issuer had paid its policy's full limit of liability. Except as expressly provided in paragraph (1) above, nothing in this endorsement shall be deemed to waive any term, condition or limitation of this Policy or any policy of **Underlying Insurance**.

All other terms, conditions and limitations of this Policy will remain unchanged.

Complete the following only when this endorsement is not prepared with the Policy or is not to be effective with the Policy.

Effective date of this endorsement:

By:______________________________
Attorney-in-Fact

ENDORSEMENT NUMBER: 6

POLICYHOLDER DISCLOSURE – TERRORISM PREMIUM NOTICE

To be attached to and made a part of Policy No 24-MG-10-A10265, issued to Fidelity Equity and High Income Funds by Houston Casualty Company.

Your Policy contains coverage for certain losses caused by terrorism. We are required to notify you of the portion of the premium, if any, attributable to the coverage for terrorist acts certified under the Terrorism Risk Insurance Act of 2002, as amended (hereinafter "TRIA"). TRIA also requires us to provide disclosure of federal participation in payment of terrorism losses resulting from an "act of terrorism" as defined by Section 102(1) of TRIA.

Section 102(1) of TRIA defines the term "act of terrorism" as any act that is certified by the Secretary of the Treasury of the United States – in concurrence with the Secretary of State of the United States and the Attorney General of the United States – to be an act of terrorism; to be a violent act or an act that is dangerous to human life, property, or infrastructure; to have resulted in damage within the United States, or outside the United States in the case of an air carrier or vessel or the premises of a United States mission; and to have been committed by an individual or individuals acting on behalf of any foreign person or foreign interest, as part of an effort to coerce the civilian population of the United States or to influence the policy or affect the conduct of the United States Government by coercion.

Please be advised that the actual coverage provided by your Policy for acts of terrorism, as is true for all coverages, is limited by the terms, conditions, exclusions, limits and other provisions of your Policy, any endorsements to the Policy and generally applicable rules of law.

YOU SHOULD KNOW THAT, WHERE COVERAGE IS PROVIDED BY THIS POLICY FOR LOSSES RESULTING FROM CERTIFIED ACTS OF TERRORISM, SUCH LOSSES MAY BE PARTIALLY REIMBURSED BY THE UNITED STATES GOVERNMENT UNDER A FORMULA ESTABLISHED BY FEDERAL LAW. UNDER THIS FORMULA, THE UNITED STATES GOVERNMENT GENERALLY PAYS 90% (85% COMMENCING IN 2007) OF COVERED TERRORISM LOSSES EXCEEDING THE STATUTORILY ESTABLISHED DEDUCTIBLE PAID BY THE INSURANCE COMPANY PROVIDING THE COVERAGE. THE PREMIUM CHARGED FOR THIS COVERAGE IS PROVIDED BELOW AND DOES NOT INCLUDE ANY CHARGES FOR THE PORTION OF LOSS COVERED BY THE FEDERAL GOVERNMENT UNDER TRIA.

The amount of your premium that is attributable to coverage for terrorist acts certified under TRIA is $0.

All other terms, conditions and limitations of this Policy will remain unchanged.

Complete the following only when this endorsement is not prepared with the Policy or is not to be effective with the Policy.

Effective date of this endorsement:

By:____________________________
Attorney-in-Fact

HOUSTON CASUALTY COMPANY

Excess Indemnity Policy

HCC

HCC Global
8 Forest Park Drive, Farmington, Connecticut 06032
main 860 674 1900 facsimile 860 676 1737

HOUSTON CASUALTY COMPANY

EXCESS INDEMNITY POLICY

This is a claims made policy. Please read it carefully.

In consideration of the payment of the premium, and in reliance upon all statements made and information furnished to the Insurer and to the issuers of the **Underlying Insurance** and subject to the Declarations and the limitations, conditions, provisions, any endorsements to and all other terms of this Policy, the Insurer and the **Insureds** agree as follows:

I. INSURING AGREEMENT

The Insurer shall provide the **Insureds** with insurance excess of the **Underlying Insurance** scheduled in ITEM 4 of the Declarations. Except as specifically set forth in the terms, conditions or endorsements of this Policy, coverage hereunder shall apply in conformance with the terms, conditions, limitations and endorsements of the policy immediately underlying this Policy, except that coverage hereunder shall attach only after all **Underlying Insurance** has been exhausted by actual payment of claims or losses thereunder.

II. PRIMARY AND UNDERLYING INSURANCE

A. Maintenance of **Underlying Insurance**

All of the **Underlying Insurance** scheduled in ITEM 4 of the Declarations shall be maintained during the **Policy Period** in full effect except for any reduction of the limits of liability available under the **Underlying Insurance** solely by reason of actual payment of claims or losses thereunder. Subject at all times to Section II.B of this Policy, the Insurer shall not be liable under this policy earlier or to any greater extent than it would have been if the **Insureds** had complied with this condition.

B. Cancellation of **Underlying Insurance**

This Policy shall terminate immediately upon the cancellation of any one or more of the policies scheduled in ITEM 4 of the Declarations, whether cancelled by the **Insureds** or the applicable insurer. Notice of cancellation or non-renewal of any such policies duly given by any of the applicable insurers shall serve as notice of the cancellation or non-renewal of this Policy by the Insurer.

C. Amendment of **Underlying Insurance**

No amendment to any **Underlying Insurance** during the **Policy Period** shall be effective in extending the coverage or limits of liability afforded by this Policy unless the Insurer so agrees in writing.

III. DEFINITIONS

A. **Insured** means any person or organization insured under the policy immediately underlying this Policy.

B. **Policy Period** means the period from the inception date to the expiration date set forth in ITEM 2 of the Declarations, or to any earlier cancellation date.

C. **Primary Policy** means the policy scheduled as such in ITEM 4 of the Declarations.

D. **Underlying Insurance** means all policies scheduled in ITEM 4 of the Declarations and any policies replacing them.

IV. LIMITS OF LIABILITY

A. The amount or amounts stated in ITEM 3 of the Declarations are the limits of the Insurer's liability and shall be the maximum amount(s) payable by the Insurer under this Policy. The limits of liability available under this Policy to pay damages or settlements shall be reduced, and may be exhausted, by the payment of defense expenses.

B. In the event of the reduction of the limits of liability of the **Underlying Insurance** solely as the result of actual payment of claims or losses thereunder by the applicable insurers, this Policy shall, subject to the Insurer's limits of liability and to the other terms, conditions and endorsements of this Policy, continue to apply to claims or losses as excess insurance over the amount of insurance remaining under such **Underlying Insurance.**

C. In the event of the exhaustion of all of the limits of liability of such **Underlying Insurance** solely as the result of actual payment of claims or losses thereunder, the remaining limits available under this Policy shall, subject to the Insurer's limits of liability and to the other terms, conditions and endorsements of this Policy, continue for subsequent claims or losses as primary insurance. Under such circumstances, any retention or deductible specified in the **Primary Policy** shall also apply to this Policy.

V. SETTLEMENT

The **Insureds** shall not admit liability for or settle any claim for any amount that would involve the coverage afforded by this Policy without the Insurer's prior written consent.

VI. CLAIM PARTICIPATION

The Insurer may, at its sole discretion, elect to participate in the investigation, settlement and/or defense of any claim against the **Insureds** even if the **Underlying Insurance** has not been exhausted.

VII. SUBROGATION AND RECOVERIES

A. In the event of any payment under this Policy, the Insurer shall be subrogated to all the **Insureds'** rights of recovery against any person or organization, and the **Insureds** shall execute and deliver all instruments and papers and do whatever else is necessary to secure such rights.

B. Any amount recovered after payment under this Policy shall be apportioned in the inverse order of payment to the extent of actual payment. The expenses of all such recovery proceedings shall be apportioned in the same ratio as the recoveries.

VIII. NOTICES

A. If the **Insureds** give any notice of any matter under the **Underlying Insurance**, the **Insureds** must also give the Insurer written notice of such matter in the same manner as required by the terms and conditions of the **Primary Policy**, except that such written notice must be sent to the Insurer at the address set forth in ITEM 6 of the Declarations.

B. The **Insureds** shall give the Insurer notice in writing as soon as practicable of:

1. the cancellation of any **Underlying Insurance**, or

2. any additional or return premiums charged or allowed in connection with any **Underlying Insurance**.

IX. POLICY TERMINATION

A. This Policy may be canceled by the **Insureds** at any time either by surrender of this Policy or by written notice stating when thereafter such cancellation is to be effective. The mailing of such notice as aforesaid shall be sufficient proof of notice and this policy shall terminate at the date and hour specified in such notice.

B. The Insurer shall refund the unearned premium computed at the customary short rate if the Policy is canceled by the **Insureds**.

X. CONFORMITY TO STATUTE

Any terms of this Policy which are in conflict with the terms of any applicable laws construing this Policy are hereby amended to conform to such laws.

XI. AUTHORIZATION AND NOTICES

The person or entity named in ITEM 1 of the Declarations shall be the sole agent, and shall act on behalf, of the **Insureds** with respect to all matters under this Policy, including but not limited to giving and receiving notices and other communication, effecting or accepting any endorsements to or notice of cancellation of this Policy, paying premium and receiving any return premiums.

XII. NO ALTERATIONS WITHOUT ENDORSEMENT

No change in or modification of this Policy shall be effective unless made by endorsement signed by an authorized employee of the Insurer or any of its agents relating to this Policy.

In witness whereof the Insurer has caused this Policy to be executed by its authorized officers, but this Policy will not be valid unless countersigned on the Declarations Page by a duly authorized representative of the Insurer.

Secretary

Michael L. Schell

President